Exhibit 10.2

EK-A: CARİ HESAP KREDİSİ SÖZLEŞMESİ	SCHEDULE-A: CURRENT ACCOUNT LOAN AGREEMENT

İşbu Cari Hesap Kredisi Sözleşmesi (“Ek Sözleşme”), 23/08/2016 tarihli ve Kİ 00000411 numaralı Genel Kredi Sözleşmesi (“GKS”) ve diğer Finansman Belgelerine ek olarak, Banka ile TRANSLANTIC EXPLORATION MEDITERRANEAN INTERNATIONAL PTY LTD. MER. AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ (“Kredi Alan”) arasında aşağıdaki şartlar dahilinde 23/08/2016 tarihinde imzalanmıştır.

This Current Account Loan Agreement (“Supplemental Agreement”) has been signed on 23/08/2016 by and between the Bank and TRANSLANTIC EXPLORATION MEDITERRANEAN INTERNATIONAL PTY LTD. MER. AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ (the “Borrower”) in accordance with the following conditions, as an annex to the General Credit Agreement (“GCA”) dated 23/08/2016 and numbered Kİ 00000411 and other Financing Documents.

Taraflar, aşağıda belirtilen hususların Finansman Belgerinde belirlenen hususlar ile birlikte aynen ve eksiksiz olarak uygulanacağı, işbu Ek Sözleşmenin GKS’nin ayrılmaz bir parçası olduğu hususunda mutabıktırlar. İşbu Ek Sözleşmede yer almayan hususlarda GKS hükümleri geçerli olacaktır.

The Parties agree that the following issues shall be applied in kind and absolute manner together with the issues specified in the Financing Documents, and this Supplemental Agreement shall constitute an integral part of the GCA. For the issues not covered by this Supplemental Agreement, the provisions of the GCA shall apply.

1. KREDİYE İLİŞKİN ESASLAR	1. CONDITIONS OF THE CREDIT

1.1. Kredi’nin Limiti/Para Cinsi: USD 30.000.000,00 (Yalnız/OtuzmilyonAmerikanDoları)	1.1. Limit of Credit/Currency: 30.000.000,00-USD (only/thirtymillionAmericanDollars)

1.2. Kredinin geri ödenen tutarları tekrar kullandırılmayacaktır.	1.2. Any repaid amounts will not be reallocated.

1.3.    Tarafların mutabakatıyla ve Kredi Limiti içinde kalmak kaydıyla Kredinin, Kredili cari hesap veya ödeme planı oluşturulmak suretiyle vadeli kredi şeklinde kullanılması kararlaştırılabilir. Bu kapsamda kullanılacak Kredi, cari hesap usulüyle değil, ödeme planına göre işleyecek, Krediya ödeme planında belirlenen faiz, (varsa) komisyon oranları uygulanacak ve ödeme planı, anılan faiz ve (varsa) komisyon tutarlarını içerecektir. Kredi geri ödeme detayları ve faiz, komisyon oranları işbu sözleşmenin ayrılmaz bir parçası olan EK-Ödeme Planında belirtildiği şekilde olacaktır.

1.3.   Subject to the mutual agreement of Parties  and subject to remain within the Credit Limit, Parties may agree that the Credit isutilised as a term loan by granting a credited current account or payment plan. The utilised Credit to be utilized in this scope should be granted in accordance with the payment plan procedure instead of current account procedure. Interest rate and commission rates (if any) determined in the payment plan shall be applicable for the Credit and payment plan shall include the interest rate and commission rates (if any). The repayment details and interest, commission rates shall be as stated in the ANNEX- Payment Plan which is an integral part of this Agreement.

1.4.   Erken Geri Ödeme: İşbu Ek Sözleşme kapsamında kullanılan Kredi’nin GKS’nin 2.08. maddesi kapsamında tamamının veya bir kısmının Kredi Alanın ӧzkaynakları ile erken geri ӧdenmesi durumunda Kredi Alan, kalan Kredi anapara tutarı üzerinden yıllık % 0.5 (yüzdesıfırvirgülbeș) oranında, Kredinin kredi kullanılarak erken geri ӧdenmesi durumunda, Kredi Alan, kalan Kredi anapara tutarı üzerinden yıllık %2(yüzdeiki) komisyonunu Bankaya ӧdeyecektir.

1.4.   Early Repayment:  In case the Credit which is granted under this Supplemental Agreement is fully or partially repaid early by the equity of the Borrower under Article 2.08 of the GCA, the Borrower shall pay the Bank an annual commission of 0.5% (pointfivepercent) upon the outstanding Principal and.if the Credit is repaid early by utilizing a credit, the Borrower shall pay an annual commission of 2% (twopercent) upon the outstanding Principal.

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

1.5.   Kredi Kullanım Amacı: İşbu Ek Sӧzleşme çerçevesinde Kredi Alana kullandırılacak Kredi, Kredi Alanın kendisi ve Grubuna (işbu Ek Sӧzleşme kapsamında “Grup” Transatlantic Exploration Mediterranean Internatıonal Pty Ltd.Mer.Avustralya Türkiye Ankara Şubesi, Talon Exploration Ltd (Merkezi: Bahama Adaları)-Türkiye Ankara Şubesi, Dmlp Ltd (Merkezi: Bahama Adaları)Türkiye Ankara Şubesi, Transatlantic Turkey Limited Şirketi Türkiye-Ankara Şubesi) ait hali hazırda BNP Paribas (Suisse) SA ve International Finance Corporation konsorsiyum tarafından kullandırılmış olan kredilerin refinansmanı ve işletme sermayesi ihtiyacı amacı ile kullanılacaktır.

1.5.   Purpose of Credit Utilization: The credit to be granted to the Borrower within the framework of this Supplemental Agreement shall be granted for refinance of the credits granted to the Borrower and its Group (the “Group” in this Supplemental Agreement refers to Transatlantic Exploration Meditterranean International Pty Ltd Avustralya Türkiye Ankara Şubesi, Talon Exploration Ltd (Merkezi: Bahama Adaları) Türkiye Ankara Şubesi, Dmlp Ltd (Merkezi: Bahama Adaları) Türkiye Ankara Şubesi, Transatlantic Turkey Limited Şirketi Türkiye- Ankara Şubesi) by BNP Paribas (Suisse) SA and International Finance Corporation consortium and for working capital requirement.

2. NAKİT AKIŞI VE ӦDEMELER	2. CASH FLOW AND PAYMENTS

2.1.   Kredi Alan, Kredi ilişkisinin devamı boyunca, kendisine ve Grubuna ait nakit akışlarının, işlem hacminin ve Kredi geri ӧdemelerinin aşağıda belirtilen şekilde Bankadaki hesapları aracılığı ile gerçekleştirileceğini, bu hususun Banka tarafından Krediye ilişkin detayların belirlenmesinde ve Kredinin devamlılığının sağlanmasında esaslı bir unsur teşkil ettiğini bildiğini kabul ve taahhüt eder. Bu doğrultuda Kredi Alan,

2.1.   Borrower accepts and undertakes that, cash flows and business volume and credit repayments of the Borrower and its Group shall be carried out through its accounts in the Bank in the manner specified below over the course of its Credit relationship; and it acknowledges that this process shall constitute a material fact in determining the details of the Credit by the Bank and ensuring the continuation of the Credit. Within this scope Borrower declares, accepts and undertakes that:

i. Grubun petrol faaliyetleri ile ilgili nakit akışının tümünün Banka üzerinden yapılacağını,	i. All the cash flow regarding the petroleum activities of the Group shall be made over the Bank.

ii.      EFT, POS, havale, çek, doğrudan borçlandırma sistemi, nakit, fatura, ihracat, kredi kartı, SGK, vergi ve diğer yollar ile gerçekleştirdiği tüm Türk lirası ve dӧviz cinsi ile yapılacak tahsilatların ve/veya ӧdemelerin tamamının Bankadaki hesaplara yapılacağını ve tahsilatlarda ve/veya ӧdemelerde Bankanın nakit yӧnetimi tahsilat ve ӧdeme sistemlerinin kullanılacağını,

ii.      All of electronic funds transfer, point of sale, transfer, cheque, direct debiting system, cash, invoice, export, credit card, Social Security Institution (“SSI”), tax and payments and collections in Turkish Lira and foreign currency in any other different ways shall be made via Borrower’s accounts held in the Bank and the cash management collection and payment system of the Bank shall be used in all collections and/or payments.

iii.     Herhangi bir ek talepte bulunmadan veya şart ileri sürmeden, Temmuz 2017’de sona erecek maaş anlaşmasının bitimi ile istihdam ettiği/edeceği tüm personelin maaş ӧdemesi işlemlerini Banka aracılığıyla ve promosyonsuz olarak nakit kredili çalıştığı sürece gerçekleştireceğini,

iii.     All salary payment transactions of all employees, already employed/will be employed by the Borrower shall be made via Bank by the termination of the salary payment agreement in July, 2017 and without promotion and without any additional request or stipulation by the Borrower so long as it works by cash credit,

iv.     Sigorta işlemlerinin (Hayat Dışı, Hayat ve Ferdi Kaza) ve Bireysel Emeklilik işlemlerinin tamamını, en iyi gayret bazında Bankanın acenteliğini yapmakta olduğu sigorta ve emeklilik şirket(ler)i aracılığı ile gerçekleştireceğini,

iv.     All insurance transactions (Non-Life, Life and Personal Accident) and individual pension transactions shall be made on the best effort base via insurance company(ies) and pension company(ies) which the Bank is the agency of.

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

v. Türev ve hazine işlemlerini en iyi gayret bazında ӧncelikle Banka aracılığı ile gerçekleştireceğini,	v. Derivative and treasury transactions shall be primarily made on the best effort base via Bank.

vi. Leasing işlemlerini ӧncelikle ve en iyi gayret bazında Deniz Finansal Kiralama A.Ş. aracılığı ile gerçekleştireceğini,	vi. Leasing transactions shall be primarily and made on the best effort base via Deniz Finansal Kiralama A.Ş..

vii. Faktoring işlemlerini ӧncelikle ve en iyi gayret bazında Deniz Faktoring A.Ş. aracılığı ile gerçekleştireceğini,	vii. Factoring transactions shall be primarily and made on the best effort base via Deniz Faktoring A.Ş..

Kabul, beyan ve taahhüt eder.

2.2.   Yukarıda sayılan bankacılık hizmetleri kapsamında Banka tarafından gerçekleştirilecek olan havale, EFT, para transferi, TL/YP teminat mektubu, akreditif, SWIFT mesajı, vesaik/mal mukabili ithalat, peşin ithalat, vesaik/mal mukabili ihracat, peşin ihracat, kabul kredisi, çek ve senet tahsili, dӧviz alım satım, çek/senet tehsil işlemleri ve bunlarla sınırlı olmaksızın ilgili her türlü işlem masraf, ücret ve komisyon tarifesi Banka tarafından Kredi Alana işbu Sözleşmenin imzasından itibaren 1 (bir) ay içinde ve her halükarda ilk işlem tarihine kadar bildirilecek olup, Banka tarafından herhangi bir bildirimde bulunulmaması durumunda Bankanın cari masraf, ücret ve komisyon tarifesi geçerli olacaktır.

2.2.   Bank shall notify the Borrower within 1 (one) month from the signing date of this Supplemental Agreement and in any case until the first transaction date the cost, fee and commission tariff of, including but not limited with transfer, electronic funds transfer, money transfer letter of guarantee in Turkish Lira/foreign currency, letter of câredit, SWIFT message, import against document/good, import in cash, export against document/good, export in cash, acceptance credit, cheque and bill collection, purchase and sale of foreign currency, and any other transactions. Bank’s current cost, fee and commission tariff shall be applicable in case of the Bank’s failure to notify the Borrower

2.3.   Kredi Alan, mevcut limitleri kapsamında bulunan her türlü kredili bankacılık işlemi ile ilgili taleplerini öncelikli olarak Bankaya ileteceğini, Bankanın bu işlemi yapmayı kabul etmemesi halinde diğer kuruluşlara başvuracağını Kabul, beyan ve taahhüt eder.

2.3.   2.3. The Borrower accepts, declares and undertakes that it shall first inform the Bank of its request on any type of banking credit transactions within its available limits and shall apply to other institutions if the Bank declines to conduct such transaction.

2.4.   Banka, kredi ilişkisinin devamı boyunca, her cari yılsonunda işbu 2. madde hükümlerinin yerine getirilip getirilmediğini kontrol edecektir. Kredi Alanın, işbu madde hükümlerini ihlal etmesi halinde ve Banka tarafından bildirim yapılması kaydıyla ihlal tarihi itibariyle kalan anapara bakiyesi üzerinden yıllık %2 (yüzdeiki) oranında hesaplanacak cezai komisyon Kredi Alan hesaplarındaki bakiyeden tehsil edilecektir. Banka, faiz ve döviz piyasalarının olağandışı dalgalanmalar gösterdiği dönemlerde, piyasada işbu madde kapsamında belirlenecek ücret ve komisyonlara ait oran ve tutarlarda işlem gerçekleştiremezse, mevcut piyasa şartlarını dikkate alarak bu oran ve tutarları yeniden belirleyecektir.

2.4.   The Bank shall control the fulfillment of the provisions of article 2 at the end of each current year over the course of the Credit relationship. If the Borrower breaches any provision of this article, a penalty fee of 2% (two percent) to be annually charged on the outstanding principal balance as of the date of breach shall be collected from the amounts in its accounts by a notice to be served to the Borrower. If the Bank is unable to conduct any transaction in the market at the rates and amounts of the fees and commissions to be set forth under this article due to the extraordinary fluctuations in the interest and foreign exchange markets, the Bank may re-determine such rates and amounts by taking the prevailing market conditions into account.

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

3. TAAHHÜTLER	3. COMMITMENTS

3.1.   Kredi Alan, Bankanın yazılı ön izni olmadan aktifleri, gelirleri ya da malvarlığının tamamı ya da herhangi bir bölümü ile ilgili veya bunlar üzerinde herhangi bir takyidat veya sınırlama yaratmayacağını taahhüt eder. Kredi Alan, Bankanın yazılı ön izni olmadan hiç kimse lehine açık veya zımni kefil olmayacak (işbu Kredinin teminatı olarak verilen kefaletnameler hariç olmak üzere) veya garanti vermeyecektir.

3.1.   The Borrower undertakes that it will not lead to any encumbrance or limitation related to or on its assets, revenues or all of its wealth or any part of its wealth without the pre-approval of the Bank in writing. The Borrower shall not be surety for anyone, either express or implied basis, without the pre-approval of the Bank in writing. (excluding the surety bonds provided as collateral of this Credit)

3.2.   Kredi Alan, Bankanın yazılı ön izni olmadan, malvarlığında azalmaya yol açacak, faaliyetlerini engelleyecek, imkânsız kılacak veya Esaslı Olumsuz Etki yaratacak şekilde varlıklarının veya gelirlerinin herhangi bir bölümünü veya tamamını satmayacak ve satılmasına müsaade etmeyecek, devretmeyecek veya bunlar üzerinde başka şekilde tasarrufta bulunmayacaktır.

3.2.   The Borrower shall not sell transfer any part of its assets or revenues or entire assets or revenues in a way that will lead to decrease in wealth, prevent/ preclude its activities or create Material Negative Impact and it will not allow that they are sold, or it will not make any disposition on them in any other way.

3.3.   Kredi Alan, Bankanın yazılı ön izni olmadan gerek yurtiçi gerekse de yurtdışındaki finansal kurum ve/veya kuruluşlara borçlanamayacağını veya lehlerine teminat vermeyeceğini ve Grup ve/veya İştiraklerini de (işbu Ek Sözleşme kapsamında “İştirakler” Amity Oil. Int. Pty. Ltd. Merkezi Avustralya Türkiye Ankara Şubesi ve Petrogas Petrol Gaz ve Petrokimya Ürünleri İnş. San. Ve Tic. A.Ş.’dir) gerek yurtiçindeki gerekse de yurtdışındaki finansal kurum ve/veya kuruluşlara borçlanmayacağını Kabul ve taahhüt eder.

3.3.   The Borrower accepts and undertakes that it cannot borrow from financial institutions and/or organizations within the country or abroad or provide collateral in their favour and the Group and/or its Subsidiaries (in this Supplemental Agreement, “Subsidiaries” refer to Amity Oil. Int. Pty. Ltd. Merkezi Avustralya Türkiye Ankara Şubesi and Petrogas Petrol Gaz and Petrokimya Ürünleri İnş.San. ve Tic.A.Ş.) cannot borrow from financial institutions and/or organizations in the country or abroad without the pre-approval of the Bank in writing.

3.4.   Kredi Alan, Bankanın yazılı ön izni olmadan, ortaklık yapısında doğrudan veya dolaylı herhangi bir kontrol değişiklik meydana gelmeyeceğini Kabul ve taahhüt eder. İşbu madde kapsamında “Kontrol” herhangi bir kişinin,

3.4.   The Borrower accepts and declares that there will not be any direct or indirect control changes in the shareholding structure without the pre-approval of the Bank in writing. For the purposes of this article, “Control” shall refer to;

(i) sermayesinin %50’ sinden (yüzde elli) fazlasına doğrudan veya dolaylı olarak sahip olmasını; veya	(i) any individual directly or indirectly owning more than 50% (fiftypercent) of the capital

(ii) yukarıda (i) bendinde sayılan koşul aranmaksızın imtiyazlı hisseler, oy anaşmaları veya sair surette oy hakkının çoğunluğunu elinde bulundurmasını; veya	(ii) regardless of the condition in the above (i) subparagraph, any individual holding privileged shares, voting agreements or majority of the voting rights or

(iii) yukarıda (i) bendinde sayılan koşul aranmaksızın herhangi bir suretle yönetim kurulu üyelerinin karara esas çoğunluğunu atayabilme ya da görevden alma gücünü elinde bulundurmasını ifade eder.	(iii) regardless of the condition in the above (i) subparagraph, any individual holding the power to appoint or remove from office the decision-taking majority of members of the board of directors

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

3.5.   kredi Alan işbu Ek Sözleşmenin imza tarihinden itibaren en geç 30 (otuz) İş Günü içerisinde işbu TÜPRAŞ ve Türkiye Petrolleri A.O.’ya yapılan ve/veya yapılacak olan satışından elde edilecek gelirleri Bankaya temlik edecek olup, temlik edilmesi için noter onaylı Alacak Temlik Sözleşmesini imzalayıp gerekli tüm işlemleri yerine getireceğini kabul ve taahhüt eder.

3.5.   The Borrower shall assign the revenues to be obtained from the sale made and/or to be made to TÜPRAŞ and Türkiye Petrolleri A.O to the Bank within 30 (thirty) Business days at the latest as of the date of signing this Supplemental Agreement and it accepts and undertakes that it will sign the notarized Agreement on the Assignment of Receivables and carry out all necessary transactions for assignment.

3.6. Kredi Alan, işbu Ek Sözleşmenin imza tarihinden itibaren en geç 60 (altmış) İş Günü içerisinde;	3.6. Within 60 (sixty) business days at the latest as of the date of signing this Supplemental Agreement;

3.6.1.  Transatlantic Exploration Mediterranean International Pty Ltd.’nin mevcut sermayesinin % 100’ünü (yüzde yüzünü) temsil eden beheri 0 USD nominal değere sahip toplam 5,000 adet,……………..’nin kayıtlarına göre her türlü tasarruf hakkı ve mülkiyeti sadece Transatlantic Worldwide Ltd’ye ait olan hisselerin tamamı üzerindeki rehin hakkını, Banka lehine birinci dereceden, Hisse Rehin Sözleşmesi imzalamak suretiyle Banka lehine tesis edecektir.

3.6.1  The Borrower shall sign Share Pledge Agreement and allocate right of pledge on entire shares with all kinds of disposition and ownership belonging to only Transatlantic Worldwide Ltd according to ……………….. records for a total of 5,000 shares with each one having a nominal value of 0 USD (ZeroAmericanDollars) representing 100% (one hundred per cent) of the current capital of Transatlantic Exploration Mediterranean International Pty Ltd in favor of the Bank from first degree.

3.6.2. Talon Exploration Ltd.’nin mevcut sermayesinin % 100’ünü (yüzde yüzünü) temsil eden beheri 1 USD (1 Amerikan Doları) nominal değere sahip toplam 1,000 adet, ………………..’nin kayıtlarına göre her türlü tasarruf hakkı ve mülkiyeti sadece Transatlantic Worldwide Ltd’ye ait olan hisselerin tamamı üzerindeki rehin hakkını, Banka lehine birinci dereceden, Hisse Rehin Sözleşmesi imzalamak suretiyle Banka lehine tesis edecektir.

3.6.2. The Borrower shall sign Share Pledge Agreement and allocate right of pledge on entire shares with all kinds of disposition and ownership belonging to only Transatlantic Worldwide Ltd according to ……………….. records for a total of 1,000 shares with each one having a nominal value of 1 USD (OneAmericanDollar) representing 100% (one hundred per cent) of the current capital of Talon Exploration Ltd. in favor of the Bank from first degree.

3.6.3. Dmlp Ltd.’nin mevcut sermayesinin % 100’ünü (yüzde yüzünü) temsil eden beheri 1 USD (1 Amerikan Doları) nominal değere sahip toplam 1,000 adet, ………………..’nin kayıtlarına göre her türlü tasarruf hakkı ve mülkiyeti sadece Transatlantic Exploration Mediterranean Internatıonal Pty Ltd.’ye ait olan hisselerin tamamı üzerindeki rehin hakkını, Banka lehine birinci dereceden, Hisse Rehin Sözleşmesi imzalamak suretiyle Banka lehine tesis edecektir.

3.6.3. The Borrower shall sign Share Pledge Agreement and allocate right of pledge on entire shares with all kinds of disposition and ownership belonging to only Transatlantic Worldwide Ltd according to ……………….. records for a total of 1,000 shares with each one having a nominal value of 1 USD (OneAmericanDollar) representing 100% (one hundred per cent) of the current capital of Dmlp Ltd. in favor of the Bank from first degree.

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

3.6.4. Transatlantıc Turkey Ltd.’nin mevcut sermayesinin % 99.9’unu (yüzde doksandokuznoktadokuzunu) temsil eden beheri 0.99 USD (Sıfırnoktadoksandokuz Amerikan Doları) nominal değere sahip toplam 999 adet, ………………..’nin kayıtlarına göre her türlü tasarruf hakkı ve mülkiyeti sadece Transatlantic Worldwide Ltd ve % 0.1’ini (yüzde sıfırnoktabirini) temsil eden beheri 0.01 USD (Sıfırnoktasıfırbir Amerikan Doları) nominal değere sahip toplam 1 adet, ………………..’nin kayıtlarına göre her türlü tasarruf hakkı ve mülkiyeti sadece TransAtlantic Petroleum (USA) Corp.’a ait olan hisselerin tamamı üzerindeki rehin hakkını, Banka lehine birinci dereceden, Hisse Rehin Sözleşmesi imzalamak suretiyle Banka lehine tesis edecektir.

3.6.4 The Borrower shall sign Share Pledge Agreement and allocate right of pledge on entire shares with all kinds of disposition and ownership belonging to only Transatlantic Worldwide Ltd according to ……………….. records for a total of 999 shares with each one having a nominal value of 0.99 USD (ZeropintninetynineAmericanDollars) representing 99.9% (ninetynine point nine per cent) of the current capital of Transatlantic Turkey Ltd. in favor of the Bank from first degree and total of 1 shares with each one having a nominal value of 0.01 (zeropointoneAmericandollars) representing 0.1% (zeropointone per cent) of the current capital of Transatlantic Turkey Ltd. in favor of the Bank from first degree.

3.7.   Kredi Alan, Ankara Ticaret Sicil Müdürlüğüne 383993 sicil numarasında kayıtlı olan ticari işletmenin ticaret unvanları ve işletme adları ile işletmelerin faaliyetlerine tahsis edilmiş makine, araç, alet ve motorlu nakil araçları ile ihtira beratları, markalar, modeller, resimler ve lisanslar gibi sınai hakları ile işletmelerin sair bilcümle aktifleri üzerinde banka lehine asgari 150.000.000,00-TL (yüzellimilyonTürkLirası) tutarında hali hazırda BNP Paribas (Suisse) SA lehine tesis edilmiş olan ticari işletme rehninden sonra gelmek üzere ve serbest dereceden istifade kaydıyla ikinci sıradan ticari işletme rehnini tesis etmeyi ve tesis edilebilmesi için ticari işletme rehin sözleşmesi dahil fakat bunlarla sınılı olmamak üzere hazırlanan tüm dokümantasyonu eksiksiz ve gereği gibi imzalamayı kabul, beyan ve taahhüt eder. Kredi Alan, aynı zamanda işbu Ek sözleşmenin imzalanmasını takiben en geç 30 (otuz) İş Günü içerisinde bahsi geçen Ticaret Sicil Müdülüğüne 383993 sicil numarasında kayıtlı olan ticari işletme üzerinde BNP Paribas (Suisse) SA lehine tesis edilmiş olan ticari işletme rehnini fek etmeyi ve işbu maddede uyarınca Banka lehine ikinci dereceden tesis edilen rehni birinci dereceye çıkaracağını kabul ve taahhüt eder.

3.7.   The Borrower accepts, declares and undertakes to establish second lien commercial enterprise pledge after the commercial enterprise pledge established in favour of BNP Paribas (Suisse) SA and with unencumbered level of enjoyment right at the minimum amount of 150.000.000.00 TL (onehundredfiftymillionTurkishLiras) in favor of the Bank on the commercial titles and trade names of the commercial enterprise registered at Ankara Trade Registry Office with 383993 trade registration number and on all machinery, tools, equipment and motor vehices allocated to the activities of these enterprises and on their industrial rights such as patent rights, trademarks, models, licenses and images as well as on all other assets of these enterprises; and to sign all prepared documents including but not limited to the Commercial Enterprise Pledge Agreement in a proper and complete manner to enable such pledges to be established. The Borrower accepts and undertakes to release the commercial enterprise pledge established in favour of BNP Paribas (Suisse) SA on the commercial enterprise registered in Ankara Trade Registry Office with 383993 trade registration number and ensure that the second lien pledge established in favour of the Bank under this article is qualified as first lien pledge within 30 (thirty) business days at the least as of the date of singing this Supplemental Agreement.

3.8. Kredi Alan, işbu Ek Sözleşmenin 1(…) numaralı ekinde yer alan gayrimenkuller üzerinde Banka lehine birinci dereceden ipotek tesis etmeyi kabul, beyan ve taahhüt eder.	3.8 The Borrower accepts, declares and undertakes to establish first lien mortgage on the real estates stated in Annex… (..) of this Supplemental Agreement in favour of the Bank.

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

3.9.   Kredi Alan, işbu Ek Sözleşmenin 3.7’nci maddesinde bahsedilen ticari işletmesini ve işbu Ek Sözlesmenin 3.8’nci maddesinde bahsedilen gayrimenkulleri yangın, deprem gibi doğabilecek tüm rizikolara ve işbu Ek Sözleşmenin imzası tarihinden sonra ortaya çıkacak olan yeni risklerin teminat altına alınmasına ilişkin olarak Bankanın gerekli göreceği her türlü rizikolara karşı, banka lehine sigoratalayacak ve bu sigorta poliçelerine ve (varsa) daha önceden düzenlenen ve banka  tarafından uygun görülüp kabul edilen sigorta poliçeleri için düzenlenecek zeyilnamelere Bankayı dain-i mürtehin sıfatı olarak kayadettirecektir. Kredi Alan, yeni sigorta poliçelerini Bankanın uygun gördüğü şekil ve içerikte yapkıracak olup, (varsa) mevcut sigorta poliçelerini, Bankanın ilk yazılı talebi üzerine, Bankanın talep edeceği şekil ve içeriğe uygun hale getirecektir. Kredi Alan, daha önceden düzenlenen ve Banka tarafindan uygun görülüp kabul edilen sigorta poliçelerinin vadesinin bitiminde, Bankanın acenteliğini yapmakta olduğu sigorta şirket(ler)i aracılığı ile gerçekleştirmeyi en iyi gayret bazında kabul ve taahhüt eder.

3.9.   The Borrower shall insure in favor of the Bank the commercial enterprise specified in Article 3.7 of this Supplemental Agreement and all of the properties mentioned in Article 3.8 of this Supplemental Agreement against all risks that may arise, such as fire, earthquake, and against all types of risks that the Bank shall deem necessary to cover new risks that will arise after the signature date of this Supplemental Agreement, and it shall name the Bank as loss payee in these insurance policies as well as in the addendums to be issued for the previously issued insurance policies (if any) which are deemed appropriate and approved by the Bank. The Borrower shall cause the new insurance policies to be issued in the form and content deemed appropriate by the Bank, and upon first written request of the Bank, it shall cause the existing insurance policies (if any) to be customized to the form and content deemed appropriate by the Bank. In the expiry of the previously issued insurance policies which are deemed appropriate and approved by the Bank, the Borrower accepts and undertakes to maintain them on a best effort basis through the insurance companies of which the Bank acts as their agent.

3.10. Transatlantic Exploration Mediterranean International Pty Ltd. Mer. Avustralya Türkiye Ankara Şubesi ve Talon Exploration Ltd (Merkezi: Bahama Adaları)-Türkiye Ankara Şubesi, Dmlp Ltd (Merkezi: Bahama Adaları) Türkiye Ankara şubesi, Transatlantic Turkey Limited Şirketi Türkiye -Ankara şubesi, Transatlantic Worldwide Ltd. (“Kredi Alan ile beraber müteselsil kefiller”), Finansman Belgeleri ve işbu Ek Sözleşmeye konu Kredinin anapara, faiz ve tüm ferileri ile birlikte geri ödenmesini, Kredi Alan ile beraber müteselsil kefil olarak tekeffül edecekler ve bu maksatla kefaletnamenin en geç işbu Ek Sözleşmenin imza tarihi itibariyle Kredi Alan ile beraber müteselsil kefiller tarafından imzalanmasını sağlamayı kabul ve taahhüt eder.

3.10. Transatlantic Exploration Mediterranean International Pty Ltd. Mer. Avustralya Türkiye Ankara Şubesi and Talon Exploration Ltd. (Merkezi: Bahama Adaları)- Türkiye Ankara Şubesi, Dmlp Ltd (Merkezi: Bahama Adalari) Türkiye- Ankara Şubesi, Transatlantic Turkey Limited Şirketi Türkiye- Ankara Şubesi, Transatlantic Worldwide Ltd. (“Co-Sureties with the Borrower”) shall warrant the repayment of the principal, interest and all accessory obligations of the Credit subject to this Supplemental Agreement and the Financing Documents as a co-surety with the Borrower, and for such purpose, the Borrower shall ensure the Surety Agreement is signed by the Co-Sureties with the Borrower at the latest on the signature date of this Supplemental Agreement.

3.11. Kredi Alan, kendisi ve Grubun işbu Ek Sözleşmenin imzalanmasını takip eden 12 (oniki) aylık dönemde yapacaği yeni kuyu sondajı yatınmlarının sonuçları ile ilgili Bankaya bildirimde bulunacağını kabul ve taahhüt eder. Bildirimler, kuyu özellikleri, gerçekleşen yatırım miktarı, sondaj sonucunda herhangi bir üretim elde edilip edilmediği, üretim projeksiyonu ve rezervler üzerindeki etkisi gibi Bankanın talep edeceği bilgilerini içerecektir.

3.11 The Borrower accepts and undertakes that it will inform the Bank about the results of the new drilling investments that it will make in a period of 12 (twelve) months following the date of signing this Supplemental Agreement. Such information shall include information to be requested by the Bank such as characteristics of the well, the amount of the investment made, whether there has been any production as a result of the bore or not, if there has been any production, the production projection and impact on the reserves.

3 (üç) maddeden oluşan işbu Ek Sözleşme Taraflar arasında 2 (iki) nüsha olarak tanzim ve imza olunmuştur.	This Supplemental Agreement is formed from 3 (three) Articles and duly executed between the Parties as a 2 (two) copy.

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

KREDİ ALAN TRANSATLANTİC EXPLORATİON MEDİTERRANEAN INTERNATIONAL PTY LTD. MER. AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ		BORROWER TRANSATLANTİC EXPLORATİON MEDİTERRANEAN INTERNATIONAL PTY LTD. MER. AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ
Sicil (veya Oda) Numarası:	383993 Ankara Ticaret Sicil Müdürlüğü	Registered Trade Registry Office/ Registry Number:	383993 Ankara Ticaret Sicil Müdürlüğü
Internet Sitesi:		Website
Telefon Numarası:	312 – 939 1976	Phone number	312 – 939 1976
Adres:	Sheraton Ankara Otel ve Kongre Merkezi Boğaz Sokak No:10 Gaziosmanpaşa Posta Kodu:06700 Çankaya / Ankara	Address	Sheraton Ankara Otel ve Kongre Merkezi Boğaz Sokak No:10 Gaziosmanpaşa Posta Kodu:06700 Cankaya / Ankara
İmza:

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA SUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

Signature

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA SUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

Ad:		Name
Unvan:		Title:

BANKA DENİZBANK A.Ş.		BANK DENİZBANK A.Ş.
Sicil Numarası:	368587/316169	Trade Registry Number	368587/316169
Internet Sitesti:	www.denizbank.com	Website	www.denizbank.com
Telefon Numarası:	444 0 800	Phone number:	444 0 800
Adres:	Büyükdere Cad. No:141 34394 Esentepe/İstanbul	Address:	Büyükdere Cad. No:141 34394 Esentepe/İstanbul
İmza huzurumda atıldı ve müşteri bilgileri teyit edildi.		The signatures were fixed in my presence and customer information was confirmed.
Ad Soyad:		Name – Surname:
İmza:		Signature:
Unvan:		Title:
Şube Adı:		Branch:
İmza Yetkili Ad Soyad		Name – Surname of the Authorized Signatory: Authorized Signatures:
Yetkili İmzalar

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

İşbu Ek Sözleşmenin bir nüshası tarafıma teslim edilmiş olup, erken geri ödeme komisyonu dahil yukarıda belirtilen tüm hususlar talep ettiğim ve Banka ile mutabık kaldığım kredi esaslarına uygundur.

1 (one) copy of this Supplemental Agreement has been submitted to me. All the matters stated above including the early repayment commission, are in line with the credit principles I requested from the Bank and agreed with the Bank.

KREDİ ALAN	BORROWER
TRANSATLANTİC EXPLORATİON MEDİTERRANEAN INTERNATIONAL PTY LTD. MER. AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ	TRANSATLANTİC EXPLORATİON MEDİTERRANEAN INTERNATIONAL PTY LTD. MER. AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

İmza:	Signature:

/s/ N. Malone Mitchell, 3rd

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA SUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

/s/ N. Malone  Mitchell, 3rd

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA SUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

Ek 1; İpotek Listesi

Annex 1; Mortgage List

Sıra	Maliki	Parsel Sayısı	Tapu Sayısı	Ada/Pafta/Parsel	İl/İlçe/Köy/Mevki	İpotek Tutarı (TL)
	Ownership	Parcel #	Land Title #	Details	Location	Mortgage Value (TL)
1	GÜNDEM TURİZM	Tekli	1	PARSEL: 1930	TEKİRDAĞ / MURATLI / BALLICA KÖYÜ / DEĞİRMEN YOLU	14,000,000
2	SELAMİ ERDEM URAS	Çoklu/müşterek	6	PARSEL: 62	DİYARBAKIR / KAYAPINAR / ÇÖLGÜZELİ / HAVER	46,000,000
				PARSEL: 292
				PARSEL: 293
				PARSEL: 294
				PARSEL: 296
				PARSEL: 97
3	GÜNDEM TURİZM	Tekli	1	ADA: 928 - PARSEL NO. 3	MUĞLA / BODRUM / ESKİ ÇEŞME MH / KÖSEBÜKÜ	63,000,000
4	PETROGAS	Çoklu/müşterek	3	ADA: 528 - PARSEL NO: 19	TEKİRDAĞ / SÜLEYMANPAŞA / YAVUZ MH	1,000,000
				ADA: 528 - PARSEL NO: 20
				ADA: 528 - PARSEL NO: 60
5	TEMİ	Tekli	1	ADA: 107 - PARSEL NO: 26	EDİRNE / SÜLOĞLU GEÇKİNLİ KÖYÜ / ÖKÜZCÜK PINARI	1,000,000
6	PETROGAS	Tekli	1	PARSEL NO: 786	TEKİRDAĞ / SARAY GÖÇERLER / SARAY YOLU	1,000,000
7	PETROGAS	Çoklu/müşterek	5	ADA: 1877 - PARSEL NO: 76	TEKİRDAĞ / SÜLEYMANPAŞA AYDOĞDU MH	3,000,000
				ADA: 1970 - PARSEL NO: 15
				ADA: 1970 - PARSEL NO: 16
				ADA: 2046 PARSEL NO: 19
				ADA: 2465 PARSEL NO: 8
8	PETROGAS	Tekli	1	ADA: 1948 PARSEL NO: 10	TEKİRDAĞ / SÜLEYMANPAŞA ESKİ CAMİ / Büyük Donlu	1,000,000
9	PETROGAS	Çoklu/müşterek	2	ADA: 180 PARSEL NO: 4	TEKİRDAĞ / SÜLEYMANPAŞA / GÜNDOĞDU	5,000,000
				ADA: 2593 PARSEL NO: 5
10	PETROGAS	Tekli	1	ADA: 33 PARSEL NO: 6	TEKİRDAĞ / HAYRABOLU / HİSAR / ARPALIK	2,500,000
11	PETROGAS	Tekli	2	ADA: 186 PARSEL NO: 8	TEKİRDAĞ / HAYRABOLU İLYAS / ESKİBAĞLAR	2,500,000
				ADA: 216 PARSEL NO: 10
12	PETROGAS	Çoklu/müşterek	4	ADA: 105 PARSEL NO: 1	TEKİRDAĞ / SÜLEYMANPAŞA YAĞCI MAHALLESİ	9,000,000
				PARSEL NO: 529
				PARSEL NO: 530
				PARSEL NO: 2171
13	PETROGAS	Tekli	1	ADA: 2556 PARSEL NO: 4	TEKİRDAĞ / SÜLEYMANPAŞA ZAFER / ORTAKOL	1,000,000
Toplam						150,000,000

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993

Ek-2 Ödeme Planı

Annex-2 Payment Plan

Details of The Line		Payment Schedule

			Principal Payment	000 USD		Principal Payment	000 USD
Amount	USD 30 Mio	1	Installment	1,250	10	Installment	1,875
Payment Schedule	Monthly Installments	2	Installment	1,250	11	Installment	1,875
Tenor	18 months	3	Installment	1,250	12	Installment	1,875
Interest Rate	%5.25 All-in and fixed	4	Installment	1,250	13	Installment	1,875
		5	Installment	1,250	14	Installment	1,875
		6	Installment	1,250	15	Installment	1,875
		7	Installment	1,875	16	Installment	1,875
		8	Installment	1,875	17	Installment	1,875
		9	Installment	1,875	18	Installment	1,875
						Total	30,000

TRANSATLANTIC EXP. MED. INT. PTY. LTD

MERKEZİ AVUSTRALYA TÜRKİYE ANKARA ŞUBESİ

Sheraton Ankara Otel ve Kongre Merkezi Boğaz sokak

No: 10 06700 GOP/Çankaya/ANKARA/TURKEY

Tel: 0312 989 19 50 Fax: 0312 939 19 98

Ulus V.D. 622 001 8928 Tic.Sic.No: 383993